Horizon Kinetics Japan Owner Operator ETF (JAPN)
(the “Fund”)

May 21, 2025

Supplement to the
Summary Prospectus and Prospectus, each dated
May 4, 2025

Effective immediately, the fifth paragraph of the section titled “Principal Investment Strategies” in the Fund’s prospectus is hereby deleted in it entirety and replaced with the following:

The Fund’s portfolio generally consists of the securities of 30 to 50 companies without regard to market capitalization; however, given the universe of companies meeting the Fund’s investment criteria, a majority of the Fund’s holdings are expected to be in companies with market capitalizations of less than ¥1.4 trillion Japanese yen (approximately $10 billion USD).

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Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.